SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

December 2, 2003

Date of Report (date of earliest event reported)

Copart, Inc.

(Exact name of Registrant as specified in its charter)

California	0-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4665 Business Center Drive
Fairfield, California  94534

(Address of principal executive offices)

(707) 639-5000

(Registrant’s telephone number, including area code)

ITEM 7.             Financial Statements and Exhibits.

(c)   Exhibits

The following exhibit is furnished herewith:

99.1         Press Release, dated December 2, 2003, of Copart, Inc. announcing its financial results for the fiscal quarter ended October 31, 2003

ITEM 12.               Results of Operations and Financial Condition

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 2, 2003, Copart, Inc. issued a press release regarding its financial results for its fiscal quarter ended October 31, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2003

Copart, Inc.

By:	/s/ Simon E. Rote
Simon E. Rote
Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated December 2, 2003, of Copart, Inc. announcing its financial results for the fiscal quarter ended October 31, 2003